Exhibit 10.15

INCREMENTAL AMENDMENT AGREEMENT

THIS INCREMENTAL AMENDMENT AGREEMENT dated as of October 24, 2017 (this “Agreement”) is by and among SUNTRUST BANK, CITIBANK, N.A., REGIONS BANK, BANK OF AMERICA, N.A., and CITIZENS BANK, N.A. (collectively, the “Incremental Lenders”), EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors identified herein, and SUNTRUST BANK, as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, pursuant to that certain First Lien Credit Agreement dated as of December 22, 2016 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors identified therein, the Lenders identified therein, and SunTrust Bank, as Administrative Agent, Issuing Bank and Swingline Lender, the Lenders have agreed to provide the Borrower with revolving credit and term loan facilities;

WHEREAS, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that certain financial institutions, including existing Lenders (the “Upsizing Lenders”) and new lenders joining the Credit Agreement (the “Additional Lenders”), provide Incremental Revolving Loans pursuant to an increase in the Multicurrency Commitments as set forth on Schedule I attached hereto (the “Incremental Revolving Commitments”);

WHEREAS, the Upsizing Lenders have agreed to provide Incremental Revolving Commitments subject to the terms and conditions set forth herein;

WHEREAS, the Additional Lenders have agreed to provide Incremental Revolving Commitments and to become Lenders under the Credit Agreement, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Each Additional Lender agrees to make its Commitment available to the Borrower in an amount equal to its Incremental Revolving Commitment. Each Upsizing Lender agrees to increase its Commitment available to the Borrower in an amount equal to its Incremental Revolving Commitment. The Incremental Revolving Commitments of the Incremental Lenders shall be as set forth on Schedule I attached hereto. The existing Schedule I to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule I attached hereto. As of the Incremental Amendment Effective Date, the Aggregate Revolving Commitments shall be $135,000,000.

2.    The Applicable Margin with respect to the Incremental Revolving Commitments shall be as set forth in the Credit Agreement.

3.    The Commitment Fee with respect to the Incremental Revolving Commitments shall be as set forth in the Credit Agreement.

4.    The Maturity Date with respect to the Incremental Revolving Commitments established pursuant to this Agreement shall be as set forth in the Credit Agreement.

5.    This Amendment shall become effective upon satisfaction of the following conditions precedent (the “Incremental Amendment Effective Date”):

(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and each of the Incremental Lenders.

(b)    Receipt by the Administrative Agent of Notes, dated as of the Incremental Amendment Effective Date, executed by a Responsible Officer of the Borrower in favor of each Additional Lender requesting a Note from the Borrower.

(c)    Receipt by the Administrative Agent of a certificate of the Secretary or Assistant Secretary (or if no Secretary or Assistant Secretary, such other individual performing similar functions) of each Loan Party, dated as of the Incremental Amendment Effective Date, attaching and certifying resolutions of its board of directors (or equivalent governing body), authorizing the execution, delivery and performance of this Agreement and certifying the name, title and true signature of each officer of such Loan Party executing this Agreement.

(d)    Receipt by the Administrative Agent of a customary written opinion of in-house legal counsel to the Loan Parties, addressed to the Administrative Agent and each Incremental Lender (including Additional Lenders), and dated as of the Incremental Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

(e)    Receipt by the Administrative Agent, for the benefit of each Incremental Lender, of an upfront fee equal to 50 basis points on the amount of (i) in the case of each Additional Lender, such Additional Lender’s Incremental Revolving Commitment and (ii) in the case of each Upsizing Lender, such Upsizing Lender’s increase to its existing Multicurrency Commitment, after giving effect to this Amendment.

6.    Each of the Additional Lenders hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Additional Lender under Section 2.23(c) of the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

7.    Each of the Administrative Agent, the Borrower and the Guarantors agrees that, as of the date hereof, each Additional Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

8.    The address of each Additional Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Additional Lender to the Administrative Agent.

9.    The Borrower certifies that, after giving effect to the Incremental Revolving Commitments, no Default or Event of Default shall have occurred and be continuing or would result from the Incremental Revolving Commitments.

10.    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission or by any other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by any other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

11.    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

INCREMENTAL LENDERS:	SUNTRUST BANK, as an Upsizing Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

CITIBANK, N.A., as an Upsizing Lender

	By:	/s/ Ciaran Small
	Name:	Ciaran Small
	Title:	Vice President

REGIONS BANK, as an Upsizing Lender

	By:	/s/ Steven Dixon
	Name:	Steven Dixon
	Title:	Director

BANK OF AMERICA, N.A.., as an Upsizing Lender

	By:	/s/ Sujay Maiya
	Name:	Sujay Maiya
	Title:	Vice President

CITIZENS BANK, N.A. as an Additional Lender

	By:	/s/ Srbui Seferian, CFA
	Name:	Srbui Seferian, CFA
	Title:	Director

EVO PAYMENTS INTERNATIONAL, LLC,
BORROWER:	a Delaware limited liability company

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	CFO

GUARANTORS:

EVO MERCHANT SERVICES, LLC,

a Delaware limited liability company,

ENCORE PAYMENT SYSTEMS, LLC,

a Delaware limited liability company,

VISION PAYMENT SOLUTIONS, LLC,

a Delaware limited liability company,

NATIONWIDE PAYMENT SOLUTIONS, LLC,

a Delaware limited liability company,

COMMERCE PAYMENT GROUP, LLC,

a Delaware limited liability company,

EVO DIRECT, LLC,

a Delaware limited liability company,

PRODIGY PAYMENT SYSTEMS, LLC,

a Delaware limited liability company,

MOMENTUM PAYMENT SYSTEMS, LLC,

a Delaware limited liability company,

MOCA PAYMENT SYSTEMS, LLC,

a Delaware limited liability company,

POWERPAY, LLC,

a Maine limited liability company,

POWERPAY CAPITAL, LLC,

a Delaware limited liability company,

EVO PAYMENT SYSTEMS, LLC,

a Delaware limited liability company,

	By:	/s/ Kevin M. Hodges
	Name:	Kevin M. Hodges
	Title:	CFO

EVO POWERPLAY HOLDINGS, LLC,

a Delaware limited liability company,

CVE EVO, LLC,

a Delaware limited liability company,

E-ONLINEDATA, LLC,

a Delaware limited liability company,

E-ONLINEDATA-POWERPAY, LLC,

a Delaware limited liability company,

MEINC, LLC,

a Delaware limited liability company,

ZENITH MERCHANT SERVICES, LLC,

a Delaware limited liability company,

PINEAPPLE PAYMENTS, LLC,

a Delaware limited liability company,

EVO GROUP MANAGEMENT, INC,

a Delaware corporation,

STERLING PAYMENT TECHNOLOGIES, LLC,

a Florida limited liability company,

MP PLATFORMS HOLDING, LLC,

a Delaware limited liability company,

MP PLATFORMS, LLC,

a Delaware limited liability company,

SBQ ACQUISITION, LLC,

a Delaware limited liability company,

SPT MANAGEMENT SERVICES, INC.,

a Delaware corporation

By:	/s/ Kevin M. Hodges
Name:	Kevin M. Hodges
Title:	CFO

Accepted and Agreed:

SUNTRUST BANK,

as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ David Bennett
Name:	David Bennett
Title:	Director

Schedule I